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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 30, 2007
                 (Date of report/date of earliest even reported)

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                                LNB Bancorp, Inc.
               (Exact name of registrant as specified in charter)

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           Ohio                         0-13203                   34-1406303
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

                                  457 Broadway
                             Lorain, Ohio 44052-1769
                    (Address of principal executive offices)

                                 (440) 244-6000
                         (Registrant's telephone number)

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On January 30, 2007, the registrant issued a press release announcing its results of operations for the fourth quarter and year-end 2006. The press release is attached as Exhibit No. 99.1


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.    Description
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99.1           Press Release issued by LNB Bancorp, Inc., announcing the results of operations for the fourth quarter and year-end 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2007


                                                      LNB BANCORP, INC.

                                                      By /s/ Terry M. White
                                                         -----------------------
                                                         Terry M. White
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
99.1           Press Release issued by LNB Bancorp, Inc., announcing the results of operations for the fourth quarter and year-end 2006